INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2017	2016	2015
Canadian	$7,205	$15,480	$2,611
Foreign	53	4,215	(4,225)
Earnings (loss) before income taxes	$7,258	$19,695	$(1,614)

The income tax expense (recovery) consists of:

	2017	2016	2015
Canadian:
Current	$28	$(287)	$11
Deferred	1,665	401	(2,086)
	$1,693	$114	$(2,075)
Foreign:
Current	$2,347	$7,304	$5,511
Deferred	(917)	(3,108)	(2,376)
	$1,430	$4,196	$3,135
Total:
Current	$2,375	$7,017	$5,522
Deferred	748	(2,707)	(4,462)
	$3,123	$4,310	$1,060

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2017	2016	2015
Income tax expense (recovery) at Canadian statutory income tax rates of 26.01% (2016 - 26.01%; 2015 - 26.01%)	$1,903	$5,122	$(421)
Increase (decrease) in income taxes for:
Permanent and other differences	(1,452)	(2,192)	(464)
Change in statutory/foreign tax rates and foreign exchange rates	1,049	11,581	(979)
Change in valuation allowance	1,571	(11,403)	1,952
Stock-based compensation expense	1,633	1,039	1,206
Adjustment to prior years	(1,581)	163	(234)
Income tax expense (recovery)	$3,123	$4,310	$1,060

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2017	2016
Deferred income tax assets (liabilities)
Property and equipment	$1,470	$2,223
Non capital loss carry-forwards	87,854	63,094
Capital loss carry-forwards	3,166	4,321
Scientific research and development expenses and credits	23,829	25,651
Reserves and other	14,927	13,201
Investments	(16,611)	—
Acquired intangibles	(13,761)	(9,102)
	100,874	99,388
Valuation allowance	96,379	94,807
	$4,495	$4,581

	2017	2016
Classification:
Assets
Non-current	$12,197	$16,039
Liabilities
Non-current	(7,702)	(11,458)
	$4,495	$4,581

At December 31, 2017, we have provided for a valuation allowance on our deferred tax assets of $96,379 (2016 - $94,807).

At December 31, 2017, we have Canadian allowable capital loss carry-forwards of $11,519 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $22,029 and $9,902 available to offset future Canadian federal and provincial income taxes payable, respectively.  The investment tax credits expire between 2018 and 2037.  At December 31, 2017, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.

At December 31, 2017, net operating loss carry-forwards for our foreign subsidiaries were $49,682 for U.S. income tax purposes that expire between 2020 and 2037, $599 for Brazil income tax purposes, $15,659 for Sweden income tax purposes, $23 for Norway income tax purposes, $68,430 for Luxembourg income tax purposes, and $214,853 for French income tax purposes.  The Brazil, Sweden, Norway, Luxembourg and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation. The amount of Brazil net operating losses deducted each year is limited to 30% of each year's taxable income. The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $4,092 as at December 31, 2017.  The French tax credits may be used to offset against corporate income tax and if any tax credits are not fully utilized within a three year period following the year the tax credits are earned, it may be refunded by the French tax authorities. Tax loss and tax credits carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.

The Tax Cuts and Jobs Act

The Tax Cuts and Jobs Act was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign-sourced earnings. At December 31, 2017, we have not completed our accounting for the tax effects of enactment of the Act; however, we have made a reasonable estimate of the effects on our existing deferred tax balances and the one-time transition tax. Based on a reasonable estimate, we recognized a provisional amount of $1,127, which is included as a component of income tax expense.

Provisional amounts

We remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally at a 24% combined rate. However, we are still analyzing certain aspects of the Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts. The provisional amount recorded related to the remeasurement of our deferred tax balance was $1,066.

The one-time transition tax is based on our total post-1986 earnings and profits (E&P) for which we have previously deferred from US income taxes. We recorded a provisional amount for our one-time transition tax liability for our foreign subsidiaries, resulting in an increase in income tax expense of $61. We have not yet completed our calculation of the total post-1986 foreign E&P for these foreign subsidiaries. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. This amount may change when we finalize the calculation of post-1986 foreign E&P previously deferred from US federal taxation and finalize the amounts held in cash or other specified assets. No additional income taxes have been provided for any remaining undistributed foreign earnings not subject to the transition tax and any additional outside basis difference inherent in these entities as these amounts continue to be indefinitely reinvested in foreign operations.

Accounting for uncertainty in income taxes

At December 31, 2017, we had gross unrecognized tax benefits of $4,418 (2016 — $4,329).  Of this total, $747 (2016 — $1,859) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2017	2016
Unrecognized tax benefits, beginning of year	$4,329	$4,346
Increases — tax positions taken in prior periods	36	633
Increases — tax positions taken in current period	61	74
Settlements and lapses of statute of limitations	(8)	(724)
Unrecognized tax benefits, end of year	$4,418	$4,329

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2017, we had reversed $642 (2016 - $1,058) for accruals of interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2004 to 2017 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2017 could increase by approximately $46 in the next 12 months.